UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2002

DIVERSA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-29173	22-3297375
(Commission File No.)	(IRS Employer Identification No.)

4955 Directors Place
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 526-5000

Item 5. Other Events.

On December 3, 2002, Diversa Corporation, a Delaware corporation (“Diversa”) entered into a series of agreements with Syngenta Participations AG, a corporation organized under the laws of Switzerland (“Syngenta”), and Torrey Mesa Research Institute, a Delaware corporation and an indirect, wholly-owned subsidiary of Syngenta (“TMRI”). These agreements provide that Diversa will, among other actions:

•
collaborate with Syngenta to enhance the biotechnology research platform developed at TMRI and to discover and develop products for plant science applications, including plant traits and products for the food, animal feed and natural fiber markets, as well as antibody and biopharma products under projects to be agreed to between Diversa and Syngenta;

•
acquire licenses from Syngenta to intellectual property rights used in activities conducted at TMRI that primarily involve tools, technologies and methods relating to proteomics, metabolomics, RNA dynamics, and bioinformatics and methods to analyze and link these components of genomics or that primarily relate to TMRI’s fungal program, for use outside of Syngenta’s exclusive field as defined in the Research Collaboration Agreement entered into between Diversa and Syngenta; and

•	purchase certain assets of Syngenta and TMRI relating to TMRI’s research activities and assume certain miscellaneous liabilities under equipment maintenance contracts.

In connection with the foregoing, Diversa intends to issue to Syngenta or its affiliates shares of its common stock that will represent 14% of its outstanding common stock as of the time it consummates its proposed transactions with Syngenta and TMRI, and a warrant to purchase additional shares of its common stock at an initial exercise price of $22 per share that will represent 3% of its outstanding common stock as of that time, in each case after giving effect to those issuances and assuming the full exercise of the warrant. Diversa also intends to hire a significant number of TMRI employees, effective as of the consummation of its proposed transactions with Syngenta and TMRI. Diversa expects that it will use the licenses described above that it intends to acquire from Syngenta primarily in the pharmaceutical field.

The common stock and the warrant, and the shares of Diversa’s common stock issuable upon exercise of the warrant, that Diversa intends to issue in connection with its proposed transactions with Syngenta and TMRI will be restricted securities for purposes of federal securities laws. Diversa has agreed to provide Syngenta and its affiliates with certain registration rights for those shares under certain circumstances.

Consummation of Diversa’s proposed transactions with Syngenta and TMRI is subject to a number of conditions, including that Diversa’s stockholders approve the issuances by Diversa of its common stock and the warrant to Syngenta or its affiliates that are referred to above, the expiration of the Hart-Scott-Rodino waiting period, and certain other customary conditions.

Certain of Diversa’s major investors as well as certain of its directors and executive officers entered into a Stockholders Agreement with Syngenta and TMRI pursuant to which they agreed to vote all of the shares of Diversa’s common stock held by them in favor of the issuance of common stock and the warrant to Syngenta or its affiliates for which Diversa will be seeking stockholder approval. Diversa’s stockholders that are parties to the Stockholders Agreement collectively held approximately 27.4% of its outstanding common stock on December 3, 2002.

The foregoing summary of Diversa’s proposed transactions with Syngenta and TMRI is a general description of certain terms contained in the related Transaction Agreement, Research Collaboration Agreement and Intellectual Property Rights License and is qualified in its entirety by reference to those agreements, copies of which are filed as Exhibits 2.1, 10.46 and 10.47 hereto and are incorporated herein by reference. The Research Collaboration Agreement that we entered into with Syngenta on December 3, 2002 was amended and restated by the parties on January 3, 2003. The descriptions of the warrant that Diversa intends to issue to Syngenta or its affiliates in connection with its proposed transactions with Syngenta and TMRI and the registration rights that Diversa intends to provide Syngenta and its affiliates are also general descriptions of certain terms contained in the related warrant and Registration Rights Agreement and are qualified in their entirety by reference to the related warrant and Registration Rights Agreement, copies of which are filed as Exhibits 4.5 and 4.6 hereto and are incorporated by reference. In addition, the Stockholders Agreement is filed hereto as Exhibit 2.2 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 about Diversa. These include statements related to: Diversa’s and Syngenta’s consummation of the proposed transactions among them and TMRI; the ability of Diversa’s and Syngenta’s collaboration and the proposed transactions among them and TMRI to enhance the biotechnology research platform developed at TMRI and to discover and develop products for plant science applications, as well as antibody and biopharma products; the ability of Diversa’s and Syngenta’s collaboration and the proposed transactions among them and TMRI, including Diversa’s acquisition of certain licenses from Syngenta, to accelerate product development and advance Diversa’s pharmaceutical program; the ability of Diversa to hire a significant number of TMRI employees in connection with its proposed transactions with Syngenta and TMRI; Diversa’s expected uses for the licenses that it intends to acquire from Syngenta in connection with its proposed transactions with Syngenta and TMRI; whether Diversa will be able to obtain stockholder approval for its issuance of common stock and the warrant to Syngenta or its affiliates in connection with its proposed transactions with Syngenta and TMRI; and generally the ability of Diversa and Syngenta to realize the expected benefits of the collaboration and proposed transactions among them and TMRI, all of which are prospective. Such statements are only predictions, and the actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to: risks involved with either Diversa or Syngenta failing to satisfy the closing conditions for the proposed transactions among them and TMRI; either Diversa or Syngenta failing to devote adequate resources to the collaboration between them; Diversa’s and Syngenta’s new and uncertain technologies and the utility of these technologies to enable the collaboration to discover, develop and successfully commercialize products; the collaboration’s dependence on patents and proprietary rights; Diversa’s and Syngenta’s protection and enforcement of their patents and proprietary rights; the development or availability of competitive products or technologies; and Diversa’s failure to attract and retain a significant number of TMRI employees. Certain of the foregoing factors and others are more fully described in Diversa’s filings with the Securities and Exchange Commission, including, but not limited to, Diversa’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. These forward-looking statements speak only as of the date hereof. Diversa expressly disclaims any intent or obligation to update these forward-looking statements.

Item 7.	Exhibits.

	2.1	Transaction Agreement dated as of December 3, 2002 among Syngenta Participations AG, Torrey Mesa Research Institute and Diversa Corporation

2.2
Stockholders Agreement dated as of December 3, 2002 among Syngenta Participations AG, Torrey Mesa Research Institute, Healthcare Ventures III, L.P., Healthcare Ventures IV, L.P., Healthcare Ventures V, L.P., Healthcare Ventures VI, L.P., Rho Management Trust II, Rho Management Partners L.P., Jay M. Short, Ph.D., Melvin I. Simon, Ph.D., Donald D. Johnston, Wayne T. Hockmeyer, Ph.D., Peter Johnson, William H. Baum, Karin Eastham, R. Patrick Simms and Carolyn A. Erickson

4.5
Form of warrant to be issued by Diversa Corporation to Syngenta Participations AG or its affiliates upon consummation of the proposed transactions among Diversa Corporation, Syngenta Participations AG and Torrey Mesa Research Institute

	4.6	Registration Rights Agreement dated as of December 3, 2002 among Syngenta Participations AG, Torrey Mesa Research Institute, Syngenta Seeds AG and Diversa Corporation

	10.46	Amended and Restated Research Collaboration Agreement dated as of January 3, 2003 between Diversa Corporation and Syngenta Participations AG*

	10.47	Intellectual Property Rights License dated as of December 3, 2002 between Diversa Corporation and Syngenta Participations AG

* Confidential treatment has been requested with respect to portions of this exhibit. A complete copy of the exhibit, including the redacted terms, has been separately filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSA CORPORATION

Dated: January 6, 2003	By:	/s/ Karin Eastham
Name: Karin Eastham Title: Senior Vice President, Finance, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

2.1	Transaction Agreement dated as of December 3, 2002 among Syngenta Participations AG, Torrey Mesa Research Institute and Diversa Corporation

2.2
Stockholders Agreement dated as of December 3, 2002 among Syngenta Participations AG, Torrey Mesa Research Institute, Healthcare Ventures III, L.P., Healthcare Ventures IV, L.P., Healthcare Ventures V, L.P., Healthcare Ventures VI, L.P., Rho Management Trust II, Rho Management Partners L.P., Jay M. Short, Ph.D., Melvin I. Simon, Ph.D., Donald D. Johnston, Wayne T. Hockmeyer, Ph.D., Peter Johnson, William H. Baum, Karin Eastham, R. Patrick Simms and Carolyn A. Erickson

4.5
Form of warrant to be issued by Diversa Corporation to Syngenta Participations AG or its affiliates upon consummation of the proposed transactions among Diversa Corporation, Syngenta Participations AG and Torrey Mesa Research Institute

4.6	Registration Rights Agreement dated as of December 3, 2002 among Syngenta Participations AG, Torrey Mesa Research Institute, Syngenta Seeds AG and Diversa Corporation

10.46	Amended and Restated Research Collaboration Agreement dated as of January 3, 2003 between Diversa Corporation and Syngenta Participations AG*

10.47	Intellectual Property Rights License dated as of December 3, 2002 between Diversa Corporation and Syngenta Participations AG

* Confidential treatment has been requested with respect to portions of this exhibit. A complete copy of the exhibit, including the redacted terms, has been separately filed with the Securities and Exchange Commission.